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                                                                    EXHIBIT 10.8

HALLWOOD HOLDINGS INCORPORATED
4441 WEST AIRPORT
FREEWAY IRVING,
TEXAS 75062

                         EMPLOYEE STOCK OPTION AGREEMENT

GRANTEE:          [Name]
                  [Address]
                  [City, State Zip Code]

GRANT DATE:

NUMBER OF
OPTION SHARES:

OPTION PRICE
PER SHARE:

LAST DAY TO
EXERCISE OPTION.

EXERCISABILITY:   [one-half] Shares from and after
                  [one-half] Shares from and after

This Agreement, when signed by Hallwood Holdings Incorporated (the "Company") and by you as Grantee, evidences the Company's grant of an option to you to purchase shares of the Company's Common Stock, $.01 par value (the "Common Stock") and your acceptance of it.

Except as expressly otherwise provided in this Agreement, this Option is exercisable only by you; it may not be assigned, transferred, pledged or hypothecated in any way (whether by operation of law or otherwise); and it shall not be subject to execution, attachment or similar proceeding. Any attempted assignment, transfer, pledge, hypothecation or other disposition of this Option contrary to the provisions of this Agreement, or the levy of any attachment or similar proceeding upon this Option shall be null and void and without effect.

To the extent that Option Shares are exercisable at a given time, any one or more of such Option Shares may be purchased; provided however, that no Option Shares may be purchased when the market value of a share of Common Stock at the time of exercise is LESS THAN the Option Price Per Share.

For an exercise to be effective, the Company must receive from you a signed letter stating the number of Option Shares you wish to purchase and an undertaking to make payment of any taxes required to be withheld by the Company, together with payment for the Option Shares using one of the methods set forth herein.

      PAYMENT OF THE PURCHASE PRICE OF OPTION SHARES MAY BE MADE BY ANY ONE OR A COMBINATION OF THE FOLLOWING METHODS:

            A cashier's or certified check in the amount of the purchase price;
            or

            Delivery of shares of the Company's Common Stock (together with an appropriate stock power) having a market value on the date of exercise at least equal to the Option Price Per Share multiplied by the number of shares being purchased. A certificate representing any balance of the shares delivered but not used in payment of the purchase price will be returned to you.

HOLDINGS STOCK OPTION AGREEMENT - [OPTIONEE]                         Page 1 of 2


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                         EMPLOYEE STOCK OPTION AGREEMENT
                                    CONTINUED

      THE COMPANY WILL NOT BE OBLIGATED TO DELIVER ANY OPTION SHARES UNLESS:

            There has been compliance with all federal and state laws and regulations which the Company may deem applicable;

            All legal matters in connection with the issuance and delivery of the Option Shares have been approved by the Company's counsel;

            The Company has withheld, or provision acceptable to the Company has been made for the payment of any federal, state and local taxes, which are or will become due and payable by reason of the delivery of the Option Shares; and

      BY EXECUTING THIS OPTION AGREEMENT, YOU REPRESENT TO THE COMPANY AS
      FOLLOWS:

            That you understand that the sale of the Option Shares acquired by you upon exercise of this Option has not at the date hereof been registered under the Securities Act of 1933, as amended, (the "Act") and that the Option Shares will constitute "restricted stock" as that term is defined in Rule 144 promulgated under the Act.

            That you understand that certificates representing Option Shares may bear a legend restricting the transfer thereof.

            That any Option Shares acquired by you under this Option will be acquired for investment purposes and will not be transferred by you without an effective registration statement covering the transfer thereof or an applicable exemption from registration under the Act.

This Option shall terminate on the earlier to occur of the Last Day to Exercise Option set forth above or thirty days after you cease to be at a minimum either an employee, officer or a director of the Company.

Notwithstanding the foregoing, upon your death or permanent disability occurring before the Last Day to Exercise Option, this Option shall thereupon become fully exercisable as to all the Option Shares and shall continue in effect for a period of one year. During the one-year period you, or your personal representative, legatees or distributees, if any, may purchase all or any part of the then remaining Option Shares.

The number and kind of shares issuable under this Option and the Option Price Per Share shall be equitably adjusted to take into account any reorganization, merger, recapitalization, stock dividend, stock split, reverse stock split, or like transaction. Any fractional shares resulting from such an adjustment shall be rounded up to the next whole share.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Grant Date set forth above.

HALLWOOD HOLDINGS INCORPORATED

BY: _______________________________  _________________________________
                                                  Grantee

HOLDINGS STOCK OPTION AGREEMENT - [OPTIONEE]                         Page 2 of 2